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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 4, 2005

                Date of Report (Date of earliest event reported)


                              CITRIX SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    0-27084                 75-2275152
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)          Identification No.)



     851 West Cypress Creek Road
       Fort Lauderdale, Florida                                 33309
(Address of Principal Executive Offices)                      (Zip Code)

                                 (954) 267-3000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related
            Audit Report or Completed Interim Review.

(a) As a result of a normal periodic review of the financial reports of Citrix Systems, Inc. (the "Company") by the staff of the Securities and Exchange Commission, the Company reviewed the presentation of cash and investments on its balance sheet. The Company concluded that collateral pledged under the Company's synthetic lease, credit default contracts and interest rate swaps should be presented as restricted cash equivalents and investments.

         After discussions among the Audit Committee of the Board of Directors of the Company, management and Ernst & Young LLP, the Company's independent registered public accounting firm, the Company determined on March 4, 2005 that it will restate its consolidated balance sheets and cash flow statements for fiscal years 2002 and 2003 and for the first three quarters of 2004 to correct the presentation of cash and investments on the Company's balance sheet and to reflect certain reclassifications. Today the Company will file its restated consolidated balance sheets and cash flow statements in an amended Annual Report on Form 10-K for the year ended December 31, 2003 and in amended Quarterly Reports on Form 10-Q for the first three quarters of fiscal 2004.

                           Section 7 -- Regulation FD

Item 7.01. Regulation FD Disclosure.

         On March 7, 2005, the Company issued a press release relating to the matters described herein, a copy of which is attached hereto and furnished herewith as Exhibit 99.1.

         The information in this Current Report, including the information in
Item 4.02(a) above, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

                 Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits.


     Exhibit No.     Description
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     99.1            Press release, dated March 7, 2005, of Citrix Systems, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CITRIX SYSTEMS, INC.




Dated:  March 7, 2005

                                      By: /s/ David J. Henshall
                                      ------------------------------------------
                                      David J. Henshall
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.     Description
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99.1            Press release, dated March 7, 2005, of Citrix Systems, Inc.